UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 5, 2021
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Principal Financial Officer
On November 5, 2021, FHN’s board of directors elected Hope Dmuchowski to be chief financial officer of First Horizon Corporation ("FHN") and First Horizon Bank (the "Bank"), effective on the date her employment with FHN and the Bank begins, which is expected to be November 29, 2021. Her title will be Senior Executive Vice President—Chief Financial Officer. As with all of FHN’s executive officers, Ms. Dmuchowski has no term of office and will serve until a successor is elected and has been qualified.
Recent Business Experience
Ms. Dmuchowski, age 42, currently is Executive Vice President, Head of Financial Planning and Analysis and Management Reporting for Truist Financial Corp. (since Sept. 2021). Previously she was Executive Vice President, Chief Financial Officer Corporate Banking, Commercial Banking and Corporate Groups for Truist (2019-21); Executive Vice President, Chief Financial Officer Group Director for BB&T Corp. (2017-19); and Sr. Vice President, Chief Operations Officer—Enterprise Operations Services for BB&T (2011-17). Her career with BB&T, a predecessor of Truist, started in 2007.
Offer Letter
FHN and Ms. Dmuchowski have agreed to the terms of her employment with FHN which were approved by FHN’s board on November 5. Those terms are reflected in an offer letter ("Offer Letter"), a conformed copy of which is filed as an exhibit to this Report. All compensation and other benefits in the Offer Letter are subject to Ms. Dmuchowski commencing employment with FHN and the Bank, as mentioned above.
Key terms of the Offer Letter are:
•Full title: Senior Executive Vice President—Chief Financial Officer
•Salary: $600,000 annually
•Executive Bonus Program: Ms. Dmuchowski will be eligible to participate in FHN's executive bonus program starting with the 2021 bonus year. Her "target" bonus amount for 2021 will be 85% of her salary rate. For the 2021 bonus year, as an inducement to sign the Offer Letter, FHN has agreed to set a bonus minimum for her of
$500,000, of which half will be paid within 30 days after her start date.
•Executive Stock Award Program: Ms. Dmuchowski will be eligible to participate in FHN's executive stock award program starting with the 2022 annual grant cycle. Her awards in 2022 will have a target of up to 150% of her annual salary rate.
•New-Hire Retention Awards: Within 30 days after her start date, FHN will grant to Ms. Dmuchowski RSUs having a grant date value of $375,000, vesting in three installments on the third, fourth, and fifth anniversaries of grant. In addition, FHN will pay Ms. Dmuchowski $125,000 in cash on the first anniversary of her start date.
•Executive CIC Plan: After her start date, Ms. Dmuchowski will be offered participation in FHN's Executive Change in Control Severance Plan at the Tier 1 level, which provides a severance multiple of 2.5 times salary and bonus (all as provided in that Plan).
•Relocation: Ms. Dmuchowski will be provided executive-level relocation services and benefits.
•Other Program Participation: Ms. Dmuchowski will be eligible to participate in executive and associate plans and programs not listed above, including in the savings (401(k)) plan, nonqualified savings restoration plan, nonqualified deferred compensation plan, survivor benefit program, disability benefit program, and executive perquisites. See Executive Compensation Programs Generally below for additional information.
The Offer Letter is not an employment agreement. Ms. Dmuchowski has no term of employment; she will be an "at will" employee of FHN and of the Bank.
Executive Compensation Programs Generally
Information concerning executive-level compensation plans and programs offered by FHN appears in the following sections of FHN’s Proxy Statement for the 2021 annual meeting of shareholders, all of which is incorporated into this Item 5.02 by reference: (A) Vote Item 2—Approval of 2021 Incentive Plan beginning on page 53; (B) Compensation Discussion and Analysis beginning on page 70; (C) Recent Compensation beginning on page

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 11/5/2021

94; and (D) Post-Employment Compensation beginning on page 103. Additional information concerning a recent plan appears in the following section of the following report, which is incorporated into this Item 5.02 by reference: (E) Item 5.02(e) of FHN’s Current Report on Form 8-K dated October 27, 2021. Several exhibits to previously-filed reports contain the text of FHN’s executive compensation plans and programs; these are most recently filed or reported as: (F) exhibits 10.5(a), 10.6(e), 10.6(i), 10.7(e), 10.8(a), 10.8(c), and 10.8(f) to FHN’s Annual Report on Form 10-K for the year ended December 31, 2020; (G) exhibits 10.1, 10.2, and 10.6 to FHN’s Quarterly Report on Form 10-Q for the period ended March 31, 2021; (H) exhibit 10.1 to FHN’s Quarterly Report on Form 10-Q for the period ended June 30, 2021; and (I) exhibit 10.2 to FHN’s Quarterly Report on Form 10-Q for the period ended September 30, 2021.
FHN, the Bank and the subsidiaries of each, as applicable, have entered into lending transactions and/or other banking or financial services transactions in the ordinary course of business with FHN’s executive officers, directors, nominees, their immediate family members and affiliated entities, and the persons of which FHN is aware that beneficially own more than five percent of FHN’s common stock, and FHN expects to have such transactions in the future. Such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the company, and did not involve more than the normal risk of collectability or present other unfavorable features. FHN notes that as a perquisite FHN offers all associates discounts on certain financial services (for example, no-fee domestic wire transfers). These discounts are available to FHN’s executive officers except in relation to credit extended at the time an executive officer is serving as such.
Interim Principal Financial Officer
Ms. Dmuchowski will succeed Anthony J. Restel as principal financial officer of FHN when her employment begins. Mr. Restel will cease to be interim Chief Financial Officer at that time, but will continue in his role as President—Regional Banking.

ITEM 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
10.1	Conformed copy of offer letter [Hope Dmuchowski]
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.
In many agreements filed as exhibits, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of those other parties in the context of a business contract. Exceptions to such representations and warranties may be partially or fully waived by such parties, or not enforced by such parties, in their discretion. No such representation or warranty may be relied upon by any other person for any purpose.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

November 9, 2021	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

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